UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2010

HealthSouth Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Officers, Including Zip Code)

(205) 967-7116
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of HealthSouth Corporation (the “Company”), originally filed on November 1, 2010 (the “Initial Filing”).  This Form 8-K/A is being filed solely to include the definitive agreements referenced in, but not required to be filed with, the Initial Filing. This Form 8-K/A does not amend any other items in the Initial filing or the exhibits thereto.  The information set forth in Items 1.01 and 2.03 of the Initial Filing are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on October 26, 2010, the Company entered into an amendment (the “Amendment”) to its existing credit agreement, dated March 10, 2006, as amended, restated, supplemented or otherwise modified from time to time, pursuant to which that credit agreement was amended and restated in its entirety (as amended and restated, the “2010 Credit Agreement”). The parties to the 2010 Credit Agreement are the Company, Barclays Bank PLC, as administrative agent and collateral agent (the “Agent”), Citigroup Global Markets Inc., as syndication agent, Bank of America, N.A., Goldman Sachs Lending Partners LLC, and Morgan Stanley & Co., as co-documentation agents, and various other lenders from time to time. In connection with the 2010 Credit Agreement, the Company also entered into an amended and restated collateral and guarantee agreement (the “Collateral and Guarantee Agreement”), dated as of October 26, 2010, along with its subsidiaries identified therein and the Agent.

The descriptions of the provisions of the Amendment, the Collateral and Guarantee Agreement, and the 2010 Credit Agreement herein and in the Initial Filing are summary in nature and are qualified in their entirety by reference to the full and complete terms of the definitive agreements filed as exhibits to this Current Report on Form 8-K/A.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1
Amendment Agreement, dated as of October 26, 2010, among HealthSouth Corporation, JPMorgan Chase Bank, N.A., as the existing administrative agent and the collateral agent, Barclays Bank PLC, as successor administrative agent and collateral agent, and the other lenders parties thereto, to the Amended and Restated Credit Agreement, dated March 10, 2006, as amended and restated as of October 23, 2009, among HealthSouth Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent and the collateral agent, and the other parties thereto, attaching and effecting the Amended and Restated Credit Agreement, dated as of October 26, 2010 (included as Exhibit 10.2 hereto).

10.2
Amended and Restated Credit Agreement, dated as of October 26, 2010, among HealthSouth Corporation, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A., Goldman Sachs Lending Partners LLC, and Morgan Stanley & Co., as co-documentation agents.

10.3	Amended and Restated Collateral and Guarantee Agreement, dated as of October 26, 2010 among HealthSouth Corporation, its subsidiaries identified herein, and Barclays Bank PLC, as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH Corporation

	By:	/s/ JOHN P. WHITTINGTON
Name: John P. Whittington
Title: Executive Vice President, General Counsel, and Corporate Secretary
Dated: November 23, 2010